UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT

                        PURSUANT TO SECTION 13 or 15(d)

                    OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   February 18, 2004


                        UIL HOLDINGS CORPORATION
         (Exact name of registrant as specified in its charter)


Connecticut                           1-15995               06-1541045
------------                          -------               ----------
(State, or other jurisdiction         (Commission           (IRS Employer
of Incorporation)                     File Number)          Identification No.)



157 Church Street, New Haven, Connecticut                   06506
-----------------------------------------                   -----
(Address of principal executive offices)                    (Zip Code)



Registrant's Telephone Number,
Including Area Code                                         (203) 499-2000
------------------------------




                                 None
------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD
---------------------------------------

         On February 18, 2004 the Registrant issued a press release announcing the Registrant's final settlement agreement with the Prosecutorial Unit of the Connecticut Department of Public Utility Control on The United Illuminating Company's request for recovery of increased pension and related expenses. A copy of the Registrant's press release is attached hereto as Exhibit 99 and hereby incorporated by reference.





Item 7.  Financial Statements and Exhibits

(c)  Exhibits - The following exhibit is filed as part of this report:

99   Press release, dated February 18, 2004.

                             SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  UIL HOLDINGS CORPORATION
                                  Registrant



Date:  2/18/04                    By       /s/ Nathaniel D. Woodson
       -------                      ------------------------------------------
                                              Nathaniel D. Woodson
                                          Chairman, President
                                          and Chief Executive Officer

                        Exhibit Index


Exhibit                             Description
-------                             -----------

99                                  Press Release dated February 18, 2004